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                                                                    EXHIBIT 32.1

    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Each of the undersigned hereby certifies, in his capacity as an officer of ACG Holdings, Inc. and American Color Graphics, Inc., collectively (the "Company") that the Quarterly Report of the Company on Form 10-Q for the period ended December 31, 2003 fully complies with the requirements of sections 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 12, 2004                      /s/ Stephen M. Dyott
                                             -----------------------------------
                                                 Stephen M. Dyott
                                                 Chief Executive Officer

Date: February 12, 2004                      /s/ Patrick W. Kellick
                                             -----------------------------------
                                                 Patrick W. Kellick
                                                 Chief Financial Officer



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